EXHIBIT 99.1

Executive Summary

$750 Million in Annual Revenue

5-Year Plan August 16, 2024

IMPORTANT CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS

This presentation has been prepared by Accredited Solutions, Inc. (“we,” “us,” “our,” “Accredited Solutions” or the “Company”). This presentation does not constitute an offer of any securities for sale. Any securities offered privately will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Table of Contents

I.	COMPANY OVERVIEW:	3
II.	REVENUE GROWTH TRAJECTORY:	3
III.	REVENUE AND PROFIT GROWTH STRATEGY	3

Synergistic Acquisitions:		3
Organic Growth Initiatives:		3

IV.	INITIAL STEPS FOR ACQUISITIONS	4

Acquiring Management Expertise:		4

V.	ACQUISITION TIMELINE - YEAR 1	4

Month 1:		4
Months 2-3:		4
Months 3-4:		5
Months 4-6:		5

VI:	ACQUISITION TIMELINE - YEARS 2 AND BEYOND	5

Year 2:		5
Years 3-5:		5
VII:	PROFIT OPTIMIZATION STRATEGY	6

Cost Reduction and Efficiency Improvement:		6
Revenue Maximization:		6
Financial Management:		6

VIII:	5-Year Revenue Growth Chart	7

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I. Company Overview:

•	Accredited Solutions (“ASII”) is the sole owner of a premium alkaline water branded Diamond Creek Water, currently sold in major groceries and c-chain stores throughout the NE of the USA.
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ASII is now pivoting its business focus on acquisition via growth in synergistic and other industries. The current management team will begin with phase I of its pivot by immediately bringing to the company the necessary talent, needed to create a successful acquisition strategy.

II. Revenue Growth Trajectory:

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The company has already initiated phase I and the current potential candidates all have ample experience in acquisitions and synergistic integration. Additionally, they have proven track record in generating outsized growth of revenue and profit via acquisitions. Our plan is based on a 5-year revenue growth, starting from $30 million in Year 1 to $750 million in Year 5.

III. Revenue and Profit Growth Strategy

Synergistic Acquisitions:

•	Focus on acquiring profitable companies in the following sectors:

○	E-commerce: Expanding online retail presence and increasing market share.
○	AI-based e-commerce solutions: Offering cutting-edge tools to streamline operations and optimize sales channels.
○	AI-powered marketing: Enhancing customer engagement and increasing conversion rates through AI-driven insights.
○	Fintech: Integrating financial technology to provide seamless payment solutions and financial services.

Organic Growth Initiatives:

•	Synergies Between Administrative and Marketing Departments:

○	Streamlining operations to reduce costs and improve efficiency.
○	Leveraging data-driven decision-making to optimize marketing spend and customer acquisition.

•	Cross-Selling Opportunities:

○	Utilizing existing customer relationships to introduce new products and services.
○	Expanding product offerings across acquired companies to increase average revenue per customer.

•	Expertise and Synergistic Marketing:

○	Leveraging the expertise of acquired companies to enhance overall marketing strategies.
○	Creating a unified brand message that resonates across all sectors.

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IV. Initial Steps for Acquisitions

Acquiring Management Expertise:

•	Advisors:

○	Identify and hire industry experts with deep knowledge in e-commerce, fintech, and AI-powered marketing.
○	Advisors will guide the company through the acquisition process, ensuring that each target company aligns with the overall strategic vision.

•	Board Members:

○	Appoint two independent board members with specialized expertise in the sectors of focus.
○	These board members will provide oversight and strategic direction for acquisitions and operations.

•	New Operating CEO:

○	Recruit a CEO with a proven track record in scaling businesses through acquisitions.
○	The new CEO will drive the execution of the acquisition strategy and ensure the integration of acquired companies.

V. Acquisition Timeline - Year 1

Month 1:

•	Hire Advisors and New CEO:

	○	Begin the recruitment process for advisors and the new CEO.
	○	Initiate conversations with potential acquisition targets to assess alignment with the company’s strategic goals.

Months 2-3:

•	Hire Independent Board Members:

	○	Finalize the recruitment of two independent board members with expertise in e-commerce and fintech.
	○	Form a new board focused on acquisitions and operations.

•	First Acquisition:

	○	Close the first acquisition, serving as the initial platform for further acquisitions.
	○	Begin integration of the acquired company’s operations into the existing structure,

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Months 3-4:

•	Aggressive Strategy Launch:

	○	Develop a more aggressive acquisition strategy based on insights gained from the first acquisition.
	○	Identify additional acquisition targets that can provide strategic synergies.

Months 4-6:

•	Close Additional Acquisitions:

	○	Successfully close 2-3 acquisitions, each contributing to the company’s growth objectives.
	○	Identify a second platform acquisition that can synergize with the first and previously acquired companies.

VI:  Acquisition Timeline - Years 2 and Beyond

Year 2:

•	Continued Acquisitions:

	○	Maintain momentum with ongoing acquisitions, focusing on companies that can be integrated to enhance overall business performance.
	○	Prioritize targets that offer strong financials, a loyal customer base, and potential for cross-selling.

•	Operational Integration:

	○	Focus on integrating newly acquired companies into the existing infrastructure.
	○	Optimize synergies between departments to maximize profitability.

Years 3-5:

•	Scaling Operations:

	○	Scale operations by leveraging the combined resources and expertise of acquired companies.

	○	Focus on achieving the projected revenue milestones of $195 million in Year 3, $375 million in Year 4, and $500 million in Year 5.

•	Long-Term Vision:

	○	Continuously evaluate new acquisition opportunities that align with the company’s long-term vision.
	○	Explore potential international expansion as part of the growth strategy.

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VII: Profit Optimization Strategy

Cost Reduction and Efficiency Improvement:

•	Centralized Operations:

	○	Consolidate operations across acquired companies to reduce redundancies and improve cost efficiency.

•	Technology Integration:

	○	Implement AI-based solutions to streamline processes, reduce operational costs, and improve decision-making.

Revenue Maximization:

•	Data-Driven Decision Making:

	○	Utilize data analytics to optimize pricing, marketing strategies, and customer acquisition efforts.

•	Customer Retention and Expansion:

	○	Focus on retaining existing customers through enhanced service offerings and personalized marketing.
	○	Expand into new markets and customer segments to drive revenue growth.

Financial Management:

•	Profit Margins:

	○	Continuously monitor and optimize profit margins across all business units.

•	Capital Structure Management:

	○	Establish a long-term financial and capital structure discipline to increase shareholder value through a responsible plan to management number of newly issued common shares.

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VIII: 5-Year Revenue Growth Chart

○	2024: $30 million
○	2025: $85 million
○	2026: $205 million
○	2027: $475 million
○	Year 5: $750 million

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